UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2026

TECHPRECISION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41698	51-0539828
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1 Bella Drive

Westminster, MA 01473

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (978) 874-0591

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TPCS	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 2, 2026, the Board of Directors (the “Board”) of TechPrecision Corporation (the “Company”) adopted an amendment and restatement of the TechPrecision Corporation 2016 Equity Incentive Plan (as amended and restated, the “Amended and Restated Plan”), subject to stockholder approval at the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, held on September 29, 2026, the Company’s stockholders approved the Amended and Restated Plan to, among other changes, increase the number of shares of the Company’s Common Stock authorized for issuance under the Amended and Restated Plan by 750,000 shares and extend the expiration of the Amended and Restated Plan to September 29, 2036. A description of the Amended and Restated Plan was set forth in the section titled “Amended and Restated Plan Summary” of the Company’s Proxy Statement dated September 2, 2026 (the “Proxy Statement”) which was filed with the Securities and Exchange Commission and distributed to stockholders. The descriptions of the Amended and Restated Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the Amended and Restated Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 29, 2026, the Company held the Annual Meeting.  A total of 10,133,261 shares of the Company’s common stock were entitled to vote as of August 27, 2026, the record date for the Annual Meeting, of which 6,783,109 were present in person or by proxy at the Annual Meeting.  The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal No. 1: All of the nominees for director listed below were elected to serve for a one-year term expiring on the date of the Company’s 2027 Annual Meeting of Stockholders (and until their successors are duly elected and qualified) by the votes set forth in the table below:

Nominee	For	Against	Abstain	Broker Non-Votes
Andrew A. Levy	2,298,408	1,381,397	263,455	2,839,849
General Victor E. Renuart Jr. (Ret.)	3,903,999	39,221	40	2,839,849
Walter M. Schenker	2,123,132	1,688,648	131,480	2,839,849
Alexander Shen	2,691,374	422,149	829,737	2,839,849
Robert D. Straus	3,584,548	20,694	338,018	2,839,849

Proposal No. 2: The selection of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending on March 31, 2027 was ratified by the Company’s stockholders by the votes set forth in the table below:

For	Against	Abstain
6,505,347	192,188	85,574

Proposal No. 3: The compensation of the Company’s Named Executive Officers as disclosed in the Company’s Proxy Statement dated September 2, 2026 was approved by the Company’s stockholders on an advisory, non-binding basis by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
3,502,890	311,496	128,874	2,839,849

Proposal No. 4: The Amended and Restated Plan was approved by the Company’s stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
3,388,818	401,137	153,305	2,839,849

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	TechPrecision Corporation 2016 Equity Incentive Plan, as amended and restated
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHPRECISION CORPORATION

Date: September 29, 2026	By:	/s/ Phillip E. Podgorski
	Name:	Phillip E. Podgorski
	Title:	Chief Financial Officer